Fees Summary	Feb. 11, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 100,000,000
Previously Paid Amount	(0)
Total Fee Amount	13,810.00
Total Offset Amount	(0)
Net Fee	$ 13,810.00